EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended June 1, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Jul 2007 – Jun 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	4.0%	0.9%	5.6%	-0.3%	-1.7%	2.1%	4.0%	2.1%	12.0%	-18.7%	0.2	0.3
B**	4.0%	0.9%	5.3%	-0.9%	-2.3%	1.4%	N/A	1.4%	12.0%	-20.4%	0.2	0.2
Legacy 1***	3.9%	0.9%	6.4%	1.6%	0.0%	N/A	N/A	-0.9%	10.9%	-14.8%	0.0	-0.1
Legacy 2***	3.9%	0.9%	6.3%	1.1%	-0.3%	N/A	N/A	-1.3%	10.8%	-15.2%	-0.1	-0.2
Global 1***	4.0%	0.8%	6.8%	2.6%	-1.8%	N/A	N/A	-2.1%	10.3%	-14.6%	-0.2	-0.3
Global 2***	4.0%	0.8%	6.6%	2.3%	-2.1%	N/A	N/A	-2.4%	10.2%	-15.4%	-0.2	-0.3
Global 3***	3.9%	0.8%	5.9%	0.7%	-3.8%	N/A	N/A	-4.2%	10.3%	-19.7%	-0.4	-0.5

S&P 500 Total Return Index****	-3.0%	-2.5%	2.6%	-1.2%	13.9%	-1.1%	4.6%	-1.1%	19.2%	-50.9%	0.0	-0.1
Barclays Capital U.S. Long Gov Index****	4.8%	2.1%	7.7%	35.9%	14.8%	12.7%	9.3%	12.7%	13.1%	-12.3%	1.0	1.8
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	32%					31%
Energy	9%	Short	Heating Oil	2.3%	Short	8%	Short	Heating Oil	2.2%	Short
			Crude Oil	2.2%	Short			Crude Oil	1.9%	Short
Grains/Foods	14%	Short	Corn	3.4%	Short	14%	Short	Corn	3.5%	Short
			Sugar	2.2%	Short			Sugar	2.2%	Short
Metals	9%	Short	Nickel	1.6%	Short	9%	Short	Nickel	1.7%	Short
			Aluminum	1.4%	Short			Aluminum	1.4%	Short
FINANCIALS	68%					69%
Currencies	31%	Long $	Euro	3.6%	Short	31%	Long $	Euro	3.9%	Short
			Euro/Australian Dollar	2.8%	Short			Euro/Australian Dollar	2.6%	Short
Equities	10%	Short	Hang Seng Index	1.5%	Short	10%	Short	Hang Seng Index	1.6%	Short
			CAC Index	0.7%	Short			CAC Index	0.7%	Short
Fixed Income	27%	Long	U.S. Treasury Bond	4.8%	Long	28%	Long	U.S. Treasury Bond	5.0%	Long
			U.S. 10-Year Treasury Notes	3.1%	Long			U.S. 10-Year Treasury Notes	3.2%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil and natural gas markets fell nearly 9% and 10%, respectively, following reports of weak Chinese and European manufacturing data.  Additional reports that showed persistent, elevated domestic inventories also put pressure on the energy markets.

Grains/Foods
Wheat prices fell on reports of strong yields from the U.S. Plains states helped ease recent supply concerns.  Rains in previously dry farming areas in Russia and Australia also helped move wheat prices lower.  Lean hogs posted a near 7% increase due to reports which showed decreased supplies in the U.S. and heavy buying by commodity funds attempting to cover short positions.

Metals
Gold prices moved higher as weaker-than-expected U.S. payrolls data raised the possibility of additional easing by the U.S. Federal Reserve might be imminent.  Conversely, base metals markets responded negatively to the jobs reports as signs of a depressed U.S. economy weighed on demand forecasts.

Currencies
The euro declined following the downgrading of Spain’s credit rating.  The Japanese yen and U.S. dollar benefited from the euro’s decline as investors sought safe-haven assets due to concerns surrounding the recovery of the Eurozone.  The Australian dollar weakened after disappointing retail-sales data expanded the likelihood of an upcoming interest rate cut by the Reserve Bank of Australia.

Equities
Global equity indices were under heavy pressure as bearish economic data, including weak U.S. jobless and Chinese and European manufacturing data, prompted investor risk-aversion.  Ongoing uncertainty surrounding the Eurozone’s financial situation stemming from the ailing Spanish debt markets and an upcoming Greek election also drove stock prices lower.

Fixed Income
U.S. Treasury and German Bund prices moved sharply higher as investors flocked towards safe-haven assets amidst concerns surrounding the global economy.  Investors attempting to move to safe investments following heavy equity market losses also helped drive fixed-income markets higher.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.